UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[X]	Soliciting Material Pursuant to §240.14a-12

RCM TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RCM Technologies, Inc., a Nevada corporation (“RCM” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its stockholders in connection with its 2013 Annual Meeting of Stockholders and at any and all adjournments or postponements thereof (the “2013 Annual Meeting”). RCM has not yet filed a preliminary or definitive proxy statement with the SEC in connection with its solicitation of proxies to be used at the 2013 Annual Meeting.

Excerpts from the Form 10-K for the Fiscal Year Ended December 29, 2012

Attached hereto as Exhibit 1 are excerpts from the Annual Report on Form 10-K (the “Form 10-K”) of RCM for the fiscal year ended December 29, 2012.  These excerpts from the Form 10-K are being filed herewith because they contain discussion of the potential solicitation of proxies from RCM’s stockholders by IRS Partners No. 19, L.P., the beneficial holder of approximately 12.2% of the Company’s issued and outstanding shares, seeking to elect two candidates for election to our board of directors and to approve up to three stockholder proposals to be put forth for consideration by the Company’s stockholders at the 2013 Annual Meeting.

Additional Information and Where to Find It

RCM, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from RCM’s stockholders in connection with the 2013 Annual Meeting.  RCM plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the 2013 Annual Meeting (the “2013 Proxy Statement”).

STOCKHOLDERS ARE URGED TO READ THE 2013 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT RCM WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2013 Proxy Statement and other materials to be filed with the SEC in connection with the 2013 Annual Meeting. Such information can also be found in RCM’s Annual Report on Form 10-K for the fiscal year ended December 29, 2012, filed with the SEC on February 21, 2013, RCM’s Current Report on Form 8-K filed with the SEC on September 7, 2012 and in RCM’s definitive proxy statement for the 2012 Annual Meeting of Stockholders, filed with the SEC on April 27, 2012. To the extent holdings of RCM’s securities have changed since the amounts shown in the definitive proxy statement for the 2012 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Stockholders will be able to obtain, free of charge, copies of the 2013 Proxy Statement and any other documents filed by RCM with the SEC in connection with the 2013 Annual Meeting at the SEC’s website (www.sec.gov), at RCM’s website (www.rcmt.com) or by writing to Mr. Kevin Miller, Chief Financial Officer, RCM Technologies, Inc., 2500 McClellan Avenue, Suite 350, Pennsauken, NJ  08109. In addition, copies of the proxy materials, when available, may be requested from RCM’s proxy solicitor, MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016 or toll-free at (800) 322-2885.

 Exhibit 1

Excerpts from RCM Technologies, Inc.
Annual Report on Form 10-K
for the Fiscal Year Ended December 29, 2012

From Part I, Item 1A, “Risk Factors”:

Future Proxy Contests

Stockholders of the Company may from time to time engage in proxy solicitations, advance stockholder proposals or otherwise attempt to effect changes or acquire control over the Company. Campaigns by stockholders to effect changes at publicly-traded companies are sometimes led by investors seeking to increase short-term stockholder value by advocating corporate actions such as financial restructuring, increased borrowing, special dividends, stock repurchases or even sales of assets or the entire company.

On January 2, 2013, the Company received a letter from IRS Partners No. 19, L.P. (“IRS Partners”), the beneficial holder of approximately 12.2% of the Company’s issued and  outstanding shares, that indicates IRS Partners’ intention to nominate two candidates for election to our board of directors and present three stockholder proposals for  consideration by the Company’s stockholders at our 2013 annual meeting of stockholders. If a proxy contest involving IRS Partners ensues, or if we become engaged in a proxy contest with another activist stockholder in the future, our business could be adversely affected because:

·
responding to proxy contests and other actions by activist stockholders can disrupt our operations, be costly and time-consuming, and divert the attention of our Board and senior management from the pursuit of business strategies, which could adversely affect the Company's results of operations and financial condition;

·
perceived uncertainties as to our future direction as a result of changes to composition of our Board may lead to the perception of a change in the direction of the business,  instability or lack of continuity which may be exploited by our competitors, cause  concern to our current or potential clients, may result in the loss of potential business opportunities and make it more difficult to attract and retain qualified personnel and business partners;

·	if individuals are elected to our Board with a specific agenda, it may adversely affect our ability to effectively implement our business strategy and create additional value for our stockholders; and

·
a consequence of a proxy contest could be that it eventually results in a “change in control” of the Company as such event is defined in the various agreements between the Company and certain key members of management which could entitle such members to terminate their employment with the Company and receive severance payments which, if incurred, may materially impact the financial condition of the Company.

From Note 21, “Subsequent Events,” to Consolidated Financial Statements:

On January 2, 2013, the Company received a letter from IRS Partners No. 19, L.P. (“IRS Partners”), the beneficial holder of approximately 12.2% of the Company’s issued and  outstanding shares, that indicates IRS Partners’ intention to nominate two candidates for election to our board of directors and present three stockholder proposals for  consideration by the Company’s stockholders at our 2013 annual meeting of stockholders.